SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated September 24, 2001

The reference to EQSF Advisers, Inc. (Third Avenue) in the first paragraph on page B-62 should be deleted in its entirety and replaced with the following:

On May 22, 2002, Affiliated Managers Group, an asset management holding company, announced that it will purchase a majority interest in the business of Third Avenue in August of 2002 which will result in a technical change of control of this adviser. However,A substantial interest in the business will be held by a group of key employees. HoweverMoreover, the management and all investment professionals at Third Avenue will remain the same and there will be no change in the investment philosophy or practice for this investment adviser. Third Avenue has approximately $5.6 billion in assets under management.

Dated: June __10, 2002